Execution Version LOAN AND SECURITY AGREEMENT This LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of October 10, 2019 (the “Effective Date”) between Cupola Infrastructure Income Fund, L.L.L.P., a Colorado limited liability limited partnership (“Lender”), and Lightning Hybrids, LLC, a Delaware limited liability company (“Borrower”), provides the terms on which Lender shall lend to Borrower and Borrower shall repay Lender. RECITALS A. Borrower wishes to obtain from Lender working capital and term loans and issue to Lender certain warrants to purchase Common Units or Series C Preferred Units of Borrower. B. Lender is willing to provide such working capital and term loans and receive such warrants subject to the terms and conditions of this Agreement. AGREEMENT In consideration of the mutual covenants of the parties set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. ACCOUNTING AND OTHER TERMS Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein. 2. LOANS AND TERMS OF REPAYMENT 2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Lender the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon and all other Obligations as and when due in accordance with this Agreement. 2.2 Term Loans. (a) Availability. Subject to the terms and conditions of this Agreement, upon Borrower’s request and no more frequently than Quarterly, Lender shall make term loan advances available to Borrower in multiple advances during the Draw Period (each, a “Term Loan” and, collectively, the “Term Loans”) in an aggregate principal amount not to exceed the Available Draw Amount. Each Term Loan shall be in increments of One Million Dollars ($1,000,000) unless otherwise approved by the Lender. Each Term Loan shall be set forth on Schedule 1 hereto. (b) Repayment. With respect to each Term Loan, commencing on January 1, 2020 and continuing each Quarter thereafter until the Term Loan Maturity Date for such Term Loan, Borrower shall make Quarterly payments to the Lender of interest, in arrears, on the principal amount of such Term Loan at the rate set forth in Section 2.4. Borrower shall pay to the Lender the Term Loan Final Payment for each Term Loan on the Term Loan Maturity Date for such Term Loan. (c) Mandatory Prepayment Upon an Acceleration. If the Term Loans are accelerated by Lender following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Lender an amount equal to (i) the Term Loan Final Payment for each Term Loan, plus (ii) scheduled interest from the date of acceleration until Term Loan Maturity Date for each Term Loan at the rate set forth in Section 2.4(a)(ii), plus (iii) all other sums, if any, that shall have become due and payable with respect to the Term Loans, including interest at the Default Rate with respect to any past due amounts.

2 (d) .Prepayments Upon Change in Control. If a Change in Control has been approved by Borrower’s Board and the Change in Control transaction requires prepayment of the Obligations, then Borrower may prepay all outstanding Obligations under this Agreement in connection with such Change in Control transaction in accordance with this section, provided that Borrower delivers written notice of such Change in Control and prepayment to Lender at least thirty (30) days’ prior to such prepayment. If Borrower is not required by the Change in Control transaction and does not desire to prepay all outstanding Obligations under this Agreement in connection with such Change in Control, Borrower shall send a written notice to Lender on the earlier of (i) 30 days prior to such Change in Control or (ii) within three (3) Business Days after Borrower becomes aware that a Change in Control has occurred seeking Lender’s consent to the Change in Control. If Lender, in its reasonable discretion exercised in good faith, does not consent to such Change in Control, Lender shall give notice of such decision, and Lender may require Borrower to prepay all outstanding Obligations under this Agreement in connection with such Change in Control in accordance with this section. In the event of any prepayment of all Obligations in connection with a Change in Control described in this section, Borrower shall pay to Lender (x) all outstanding principal and accrued interest on all Credit Extensions and all other Obligations, (y) an Exit Premium with respect to each Term Loan being prepaid, and (z) scheduled interest, if any, from the date of the prepayment through twelve (12) months after the Funding Date with respect to each Working Capital Loan being prepaid. This Agreement shall be terminated upon the payment and satisfaction of all Obligations as described in this Section in connection with a Change in Control. (e) Voluntary Prepayment. Except as permitted in Section 2.2(d) and Section 2.11, Borrower may not voluntarily prepay all or any portion of any Term Loan. (f) Initial Term Loan. On or before the date thirty (30) days after the Effective Date, Lender shall make an initial Term Loan to Borrower, in a principal amount of Three Million Dollars ($3,000,000) (the “Initial Credit Extension”). 2.3 Working Capital Line. (a) Availability. Subject to the terms and conditions of this Agreement, upon Borrower’s request and no more frequently than Quarterly, Lender shall make advances to Borrower under a Working Capital Line during the Draw Period (each a “Working Capital Loan” and collectively, the “Working Capital Loans”) in an aggregate principal amount not to exceed the lesser of the Available Draw Amount or the outstanding principal balance of any Term Loans. Each Working Capital Loan shall be in increments of One Million Dollars ($1,000,000) unless otherwise approved by the Lender. Amounts borrowed under the Working Capital Line may be repaid and, during the Draw Period, reborrowed, subject to the applicable terms and conditions precedent herein. Each Working Capital Loan shall be set forth on Schedule 1 hereto. (b) Repayment. With respect to each Working Capital Loan, commencing on January 1, 2020 and continuing on each Quarter thereafter until the Working Capital Line Maturity Date for such Working Capital Loan, Borrower (i) shall make Quarterly payments to the Lender of interest, in arrears, on the principal amount of such Working Capital Loan at the rate set forth in Section 2.4 and (ii) may make the Working Capital Line Final Payment for such Working Capital Loan. Borrower shall pay to the Lender the Working Capital Line Final Payment for each Working Capital Loan on the Working Capital Line Maturity Date for such Working Capital Loan. (c) Mandatory Prepayment Upon an Acceleration. If the Working Capital Loans are accelerated by Lender following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Lender an amount equal to (i) the Working Capital Line Final Payment for such Working Capital Loans, plus (ii) scheduled interest, if any, from the date of acceleration until twelve (12) months after the Funding Date for each Working Capital Loan at the rate set forth in Section 2.4(a)(i), plus (iii) interest, if any and applicable, at the Default Rate with respect to any past due amounts in accordance with the terms hereof. (d) Voluntary Prepayment. Borrower may prepay any Working Capital Loan by paying all outstanding principal balance, unpaid accrued interest, and any additional scheduled interest that would have been charged through the twelve (12) months after the Funding Date on such Working Capital Loan; provided that such prepayment shall be made only on a Payment Date and provided, further, that if the prepayment of the Working

3 Capital Loan occurs pursuant to the prepayment of the Obligations as set forth in Section 2.11, then Section 2.11 shall govern such prepayment of the Working Capital Loans. 2.4 Payment of Interest on the Credit Extensions. (a) Interest Rate. (i) Working Capital Loans. The principal amount outstanding under each Working Capital Loan shall accrue interest at a per annum rate equal to fifteen percent (15.00%), which interest shall be payable Quarterly in accordance with Section 2.4(c) below. (ii) Term Loans. The principal amount outstanding under each Term Loan shall accrue interest at a per annum rate equal to fifteen percent (15.00%); provided, however, if Borrower achieves three (3) consecutive fiscal year Quarters of positive EBITDA, then the principal amount outstanding under each Term Loan shall accrue interest at a per annum rate equal to thirteen percent (13.00%) per annum commencing as of the first day of the subsequent Quarter following such third Quarter of positive EBITDA, which interest shall be payable Quarterly in accordance with Section 2.4(c) below. (b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, all Obligations shall bear interest at a rate per annum which is five percent (5.0%) above the rate that is otherwise applicable thereto (the “Default Rate”). Fees and expenses that Borrower is required to pay pursuant to the Loan Documents (including, without limitation, Lender Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.4(c) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Lender. (c) Payment; Interest Computation. Interest is payable Quarterly on the Payment Date and shall be computed on the basis of a 365-day year for the actual number of days elapsed. In computing interest, (i) all payments received after 12:00 p.m. Mountain time on any day shall be deemed received at the opening of business on the next Business Day, and (ii) the date of the making of any Credit Extension shall be included and the date of payment shall be excluded; provided, however, that if any Credit Extension is repaid on the same day on which it is made, such day shall be included in computing interest on such Credit Extension. After each Payment Date, Lender may deliver an updated Payment Schedule to Borrower to reflect any payments made with respect to each Credit Extension and any new Credit Extensions. 2.5 Fees. Borrower shall pay to Lender a fully earned, non-refundable commitment fee of Seventy- Five Thousand Dollars ($75,000) (“Closing Fee”) on the date of funding by Lender of the Initial Credit Extension, which Closing Fee shall be paid to Lender by deducting the amount of the Closing Fee from the Initial Credit Extension. 2.6 Payments; Application of Payments; Debit of Accounts. (a) All payments to be made by Borrower under this Agreement or any other Loan Document shall be made in immediately available funds in Dollars, without setoff or counterclaim, before 12:00 p.m. Mountain time on the date when due. Payments of principal and/or interest received after 12:00 p.m. Mountain time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and there shall be no fees or accrual of interest in addition to the standard accrual of interest resulting from delay of payment until such next Business Day. (b) Lender has the exclusive right to determine the order and manner in which all payments with respect to the Obligations may be applied. Borrower shall have no right to specify the order or the accounts to which Lender shall allocate or apply any payments required to be made by Borrower to Lender or otherwise received by Lender under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

4 (c) Lender may debit any of Borrower’s Deposit Accounts for principal and interest payments or any other amounts Borrower owes Lender when due. These debits shall not constitute a set-off. 2.7 Overadvances. If, at any time, the outstanding principal amount and accrued interest that is due and payable of all outstanding Credit Extensions exceed the Borrowing Base, Borrower shall pay to Lender in cash the amount of such excess (such excess, the “Overadvance”) as set forth under Section 8.2(c)(i). Without limiting Borrower’s obligation to repay Lender any Overadvance, Borrower agrees to start paying Lender interest on the outstanding amount of any Overadvance at the Default Rate as of the end of such next Quarter until such time as no Overadvance exists. 2.8 Termination. Unless terminated earlier pursuant to this Agreement, the Credit Extensions terminate on the Loan Maturity Date, when the principal amount of all Credit Extensions, the unpaid interest thereon, and all other Obligations relating to the Working Capital Line shall be immediately due and payable, notwithstanding any Working Capital Line Maturity Date or Term Loan Maturity Date that may be later. 2.9 Withholding. Payments received by Lender from Borrower under this Agreement will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority (including any interest, additions to tax or penalties applicable thereto). Specifically, however, if at any time any Governmental Authority, applicable law, regulation or international agreement requires Borrower to make any withholding or deduction from any such payment or other sum payable hereunder to Lender, Borrower hereby covenants and agrees that the amount due from Borrower with respect to such payment or other sum payable hereunder will be increased to the extent necessary to ensure that, after the making of such required withholding or deduction, Lender receives a net sum equal to the sum which it would have received had no withholding or deduction been required, and Borrower shall pay the full amount withheld or deducted to the relevant Governmental Authority. Borrower will, upon request, furnish Lender with proof reasonably satisfactory to Lender indicating that Borrower has made such withholding payment; provided, however, that Borrower need not make any withholding payment if the amount or validity of such withholding payment is contested in good faith by appropriate and timely proceedings and as to which payment in full is bonded or reserved against by Borrower. The agreements and obligations of Borrower contained in this Section 2.9 shall survive the termination of this Agreement. 2.10 Borrowing Procedures. To obtain a Credit Extension (other than the Initial Credit Extension), an Authorized Signer of Borrower must notify Lender in writing, which such notice shall be irrevocable, by delivering to Lender (i) a duly executed Initial Loan Request as required pursuant to Section 3.2(a) and (ii) an updated and duly executed Loan Request as required pursuant to Section 3.2(b); provided that Lender shall not be obligated to fund any Credit Extension requested in the updated Loan Request to the extent it is in excess of the Initial Loan Request. Borrower shall attach to each Loan Request: (i) a schedule of expected payments, (ii) Borrower’s Financial Projections, and (iii) a Borrowing Base Statement, attached as Exhibit A to Loan Request, Exhibit D, and Exhibit E, respectively. Lender may reasonably request in its discretion from Borrower before approving the Loan Request any documentation evidencing compliance with the terms set forth in this Agreement. Lender shall review each Initial Loan Request within twenty (20) days after receipt of such request (the “Review Period”) and promptly inform the Borrower in writing of the results of its review following the expiration of the Review Period. Lender shall review each updated Loan Request prior to the requested Funding Date and promptly inform the Borrower in writing of its decision to make or decline the requested Credit Extension, subject to the terms and conditions of this Agreement. 2.11 Failure to Fund Initial Additional Commitment. In the event Borrower makes an Initial Loan Request which is a reasonable request based upon prior forecasts provided by Borrower and which meets the requirements of this Agreement (including, for the avoidance of doubt, that the Borrowing Base as of the date of the Initial Loan Request and Funding Date shall exceed the outstanding Credit Extensions plus the amount requested in such Loan Request), which, if such Credit Extension were made, would require an Additional Commitment from Lender no greater than the Initial Additional Commitment, Lender must, within five (5) Business Days after the Review Period (the “Review Period Decision Deadline”) notify Borrower (an “Initial Additional Commitment Lender Election Notice”) that Lender elects to either (i) make available the entire amount of the Loan Request without any condition other than those expressly set forth in Section 3.2, in which case the Additional Commitment shall be deemed increased as such, or (ii) decline to provide the Additional Commitment. If Lender elects to decline to provide the Additional Commitment or otherwise does not provide in an Initial Additional Commitment Lender

5 Election Notice that it shall make available the entire amount of the Loan Request without any condition other than those expressly set forth in Section 3.2, then Borrower may, for a period of ninety (90) days commencing as of the Review Period Decision Deadline, prepay all outstanding Obligations under this Agreement by paying to Lender all outstanding principal and accrued interest thereon (without, for the avoidance of doubt, any prepayment penalties) and any other amounts due hereunder as of the date of such prepayment, unless Lender, prior to such prepayment, has in fact subsequently provided notice that it agrees to fund, without any condition other than as set forth in Section 3.2, the entire Initial Loan Request. During such ninety (90) day period, Borrower agrees to use good faith efforts to work with Lender to identify whether a new lender may be willing to provide a credit facility to replace such Initial Additional Commitment without prepayment of the Obligations (an “Alternative Lender”), on terms and conditions satisfactory to each of Borrower and Lender in their respective sole discretions, but under no circumstances shall Borrower be obligated to accept any financing offered by an Alternative Lender and this sentence shall not limit, restrict or otherwise vitiate Borrower’s right to prepay the Obligations as set forth above in this Section 2.11. This Agreement shall be terminated upon the payment and satisfaction of the Obligations as described in this Section 2.11. 3. CONDITIONS OF LOANS 3.1 Conditions Precedent to Initial Credit Extension. Lender’s obligation to make the Initial Credit Extension is subject to the condition precedent that Lender shall have received, in form and substance satisfactory to Lender, such documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate, including, without limitation: (a) duly executed signatures to this Agreement and the other Loan Documents; (b) duly executed signatures to the Warrants, together with a capitalization table and copies of Borrower’s equity documents, including without limitation, documents related to Borrower’s Series C financing; (c) Borrower’s Operating Documents and long-form good standing certificates certified by the Secretary of State (or equivalent agency) of Borrower’s jurisdiction of organization or formation and each jurisdiction in which Borrower is qualified to conduct business, each as of a date no earlier than ten (10) days prior to the Effective Date; (d) a secretary’s certificate of Borrower with respect to such Borrower’s Operating Documents, incumbency, specimen signatures and resolutions authorizing the execution and delivery of this Agreement and the other Loan Documents to which it is a party; (e) duly executed signatures to the completed Borrowing Resolutions for Borrower; (f) certified copies of financing statement searches dated within the last thirty (30) days, as Lender may request, accompanied by written evidence (including any UCC termination statements) that any Liens indicated in any such financing statements constitute Permitted Liens; (g) the Perfection Certificate of Borrower, together with the duly executed signature thereto; (h) a landlord’s consent in favor of Lender for each of Borrower’s leased locations containing Collateral having a value in excess of Fifty Thousand Dollars ($50,000), by the respective landlord thereof, together with the duly executed original signatures thereto; (i) Collateral Access Agreements, each of which shall have been executed by the landlord of any property at which Borrower keeps at least ten percent (10%) of its Inventory, no later than 90 days after the Effective Date; (j) evidence satisfactory to Lender that Borrower’s insurance policies and endorsements as required in Section 6.8 are in full force and effect, together with appropriate evidence showing lender loss payable, additional insured and waiver of subrogation clauses or endorsements in favor of Lender;

6 (k) the completion of the Initial Audit; (l) a completed Borrowing Base Statement (and any schedules related thereto and including any other information requested by Lender with respect to Borrower’s Accounts); (m) [Intentionally Omitted]; (n) duly executed Control Agreements with respect to the Chase Accounts; and (o) a representative chosen by Lender in its sole discretion shall be duly elected to serve as a director on Borrower’s Board; (p) Borrower’s payment of the Closing Fee, which shall be set off from the Initial Credit Extension as specified in Section 2.5; (q) A subordination agreement, in form and substance acceptable to Lender, with respect to the Shell Foundation Loan; and (r) A collateral access and subordination agreement from Borrower’s landlord in Loveland, CO in form and substance acceptable to Lender. 3.2 Conditions Precedent to all Credit Extensions. Lender’s obligations to make each Credit Extension (excluding, however, the Initial Credit Extension), is subject to the following conditions precedent: (a) at least two (2) months and fifteen (15) Business Days prior to the proposed Funding Date of such Credit Extension, Lender’s receipt of an executed Loan Request, Borrowing Base Statement and the Monthly Statements for the prior financial reporting period (an “Initial Loan Request”); (b) at least ten (10) Business Days prior to the proposed Funding Date of such Credit Extension, Lender’s receipt of an executed Loan Request, Borrowing Base Statement and any other materials and documents required by Section 3.2(a), each being updated versions of the documents provided pursuant to Section 3.2(a); (c) Borrower’s representations and warranties in this Agreement shall be true, accurate, and complete in all material respects on the date of the Credit Extension request under Section 3.2(a) and on the Funding Date of each Credit Extension; provided, however, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in this Agreement remain true, accurate, and complete in all respects; provided, however, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (d) [Intentionally Omitted]; (e) Lender shall have received satisfactory evidence that Borrower’s Board has approved that such Authorized Signer may provide such notices and request Credit Extensions; and (f) no Material Adverse Change has occurred.

7 3.3 Covenant to Deliver. Borrower agrees to deliver to Lender each item required to be delivered to Lender under this Agreement as a condition precedent to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Lender of any such item shall not constitute a waiver by Lender of Borrower’s obligation to deliver such item, and the making of any Credit Extension in the absence of a required item shall be in Lender’s sole discretion. 3.4 [Intentionally Omitted]. 4. SECURITY INTEREST 4.1 Grant of Security Interest. Borrower hereby grants Lender, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Lender, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (the “Security Interest”). Lender’s Security Interest in the Collateral shall survive the termination of this Agreement and shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon Borrower’s full repayment in cash of the Obligations (other than inchoate indemnity obligations) and at such time as Lender’s obligation to make Credit Extensions has terminated, Lender shall, at the sole cost and expense of Borrower, release its Security Interest in the Collateral and all rights therein shall revert to Borrower. 4.2 Priority of Security Interest. Borrower represents, warrants, and covenants that the Security Interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens). If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Lender in a writing signed by Borrower of the general details thereof and grant to Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Lender. 4.3 Authorization to File Financing Statements. Borrower hereby authorizes Lender to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Lender’s Security Interest or rights hereunder, including a notice that any disposition of the Collateral in violation of this Agreement, by either Borrower or any other Person, shall be deemed to violate the rights of Lender under the Code. 5. REPRESENTATIONS AND WARRANTIES Borrower represents and warrants to Lender on the Effective Date, the date of each Credit Extension request under Section 3.2(a) and the Funding Date of each Credit Extension as follows: 5.1 Due Organization, Authorization; Power and Authority. Borrower is duly existing and in good standing as a Registered Organization in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a Material Adverse Change. Borrower has all requisite limited liability company power to execute and deliver this Agreement and the other Loan Documents, and to carry out and perform its obligations under the terms hereof and thereof. All limited liability company action on the part of Borrower, its directors and its members necessary for the authorization, execution, delivery and performance of this Agreement and the other Loan Documents by Borrower and the performance of Borrower’s obligations hereunder and thereunder, including the issuance and delivery of the Warrants and Warrant Units have been taken. This Agreement and the other Loan Documents, when executed and delivered, will be valid and binding obligations of Borrower enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) general principles of equity that restrict the availability of equitable remedies. In connection with this Agreement, Borrower has delivered to Lender a completed certificate signed by Borrower, entitled “Perfection Certificate” in the form attached hereto as Exhibit F, as may be updated in Lender’s sole discretion (the “Perfection Certificate”). Borrower represents and warrants to Lender that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof;

8 (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction, except Borrower’s planned conversion to a C Corp or election to be taxed as a C Corp, as previously disclosed in writing by Borrower to Lender; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by one or more specific provisions in this Agreement). The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect), or (v) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a Material Adverse Change. 5.2 Collateral. Borrower has good title to, rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Security Interest hereunder, free and clear of any and all Liens except Permitted Liens. Borrower has no Collateral Accounts at or with any bank or financial institution other than the Collateral Accounts described in the Perfection Certificate delivered to Lender in connection herewith and which Borrower has taken such actions as are necessary to give Lender a perfected security interest therein, to the extent required pursuant to the terms of Section 6.9(b). The Accounts are bona fide, existing obligations of the Account Debtors. The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate or as permitted pursuant to Section 7.2. None of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2. All Inventory is in all material respects of good and marketable quality, free from material defects. Neither the operations of the Borrower as currently conducted or as currently contemplated to be conducted nor any product or service of the Borrower infringes or violates any Intellectual Property of any third party. Except pursuant to a written confidentiality agreement, the Borrower has not disclosed or made available any material Borrower confidential information or trade secrets to any other person or entity. Except for end-user licenses to standard commercially available software and agreements and licenses that have been provided to the Lender, the Borrower is not a party to, or bound by, any contract, agreement or license with respect to the Intellectual Property of a third party. Except for standard end-user licenses granted by the Borrower with respect to the licensing or sale of Borrower products or services and agreements and licenses that have been provided to the Lender, the Borrower has not granted any third party any rights, options or licenses with respect to any Intellectual Property that is or was owned by the Borrower. The Borrower has not received any communication alleging, or that would put the Borrower on notice, that the Borrower is or may be infringing or violating or, by conducting its business as currently conducted, would infringe or violate any of the Intellectual Property of any other person or entity, nor is the Borrower aware of any basis therefor. There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Borrower is a party or by which it is bound which involve indemnification by the Borrower with respect to infringement of Intellectual Property.

9 Each person that was or is an officer or employee of the Borrower has executed a confidential information and invention assignment agreement substantially in the form(s) delivered to the Borrower. Each consultant to the Borrower that has had access to any Borrower confidential information or trade secrets has entered into an agreement containing appropriate confidentiality and invention assignment provisions. To the knowledge of the Borrower, (i) no person that is or was an officer, employee or consultant of the Borrower is in violation of any confidential information and invention assignment agreement with the Borrower and (ii) no current officer, employee or consultant of the Borrower is in violation of any prior employee contract or proprietary information agreement with any other corporation or third party. Except as noted on the Perfection Certificate or as otherwise disclosed to Lender pursuant to Section 6.11, Borrower is not a party to, nor is it bound by, any Restricted License. 5.3 Accounts Receivable. (a) For each Account included in the Borrowing Base, on the dates any Credit Extension is requested and made and on the date of delivery of any Borrowing Base Statement, such Account shall be an Eligible Account. (b) All statements made and all unpaid balances appearing in all of Borrower’s invoices, instruments and other documents evidencing the Eligible Accounts are and shall be true and correct and all such invoices, instruments and other documents, and all of Borrower’s Books are genuine and in all respects what they purport to be. All sales and other transactions underlying or giving rise to each Eligible Account shall comply in all material respects with all applicable laws and governmental rules and regulations. Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are Eligible Accounts in any Borrowing Base Statement. To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Eligible Accounts are genuine, and all such documents, instruments and agreements are legally enforceable in accordance with their terms. 5.4 Litigation. There are no actions or proceedings pending or, to the knowledge of any Responsible Officer, threatened in writing by or against Borrower or any of its Subsidiaries involving more than, individually, One Hundred Thousand Dollars ($100,000); 5.5 Financial Statements; Financial Condition. All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Lender fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations as of the dates and for the periods presented (except with respect to unaudited financial statements, subject to normal year-end adjustments and for the absence of footnotes). There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Lender. 5.6 Solvency. The fair salable value of Borrower’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature. 5.7 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower (a) has complied in all material respects with all Requirements of Law, and (b) has not violated any Requirements of Law the violation of which could reasonably be expected to have a Material Adverse Change. Borrower and each of its Subsidiaries have obtained all material consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted. Borrower and its Subsidiaries are in compliance with all applicable Anti-Money Laundering and Anti-Terrorism Laws.

10 5.8 Environmental. (a) Borrower is in material compliance with all applicable Environmental Laws and Borrower has not Released or stored any Hazardous Materials in violation of Environmental Laws. None of Borrower or any of its Subsidiaries is obligated to remove or remediate any Hazardous Materials pursuant to any Environmental Law or any contract entered into with any other Person that has resulted or would reasonably be expected to result in a Material Adverse Change. (b) There are no actions pending or threatened against Borrower under Environmental Law and Borrower has not received any written request for information, any written notice relating to a violation or alleged violation by Borrower or any of its Subsidiaries of any Environmental Law, or any written notice that Borrower or its Subsidiaries is or may be responsible for any remedial action under any Environmental Law. 5.9 Material Contracts. Each Material Contract is a valid, binding and enforceable obligation of Borrower or its Subsidiaries, as applicable. Neither Borrower nor its Subsidiaries, and to Borrower’s knowledge, no other party to a Material Contract, is in breach in any material respect under any Material Contract, and, to Borrower’s knowledge, there does not exist any event that, with the lapse of time or the giving of notice or both, would constitute such a breach. No party to any Material Contract has (i) indicated in writing to Borrower its intention to amend or terminate an Material Contract, or (ii) made any claims against, or sought indemnification from Borrower or any of its Subsidiaries as to any matter arising under or with respect to an Material Contract, and neither Borrower nor its Subsidiaries, nor any of their respective directors, managers, members or officers, has been advised in writing that any such claims may be asserted or initiated. 5.10 Subsidiaries; Investments. Borrower does not own any stock, partnership, or other ownership interest or other equity securities except for Permitted Investments. 5.11 Tax Returns and Payments; Pension Contributions. Borrower has timely filed all required tax returns and reports (or filed valid extensions, related thereto), and Borrower has timely paid all federal and state and all material foreign and local taxes, assessments, deposits and contributions owed by Borrower except (a) to the extent such taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with IRS Guidelines shall have been made therefor, or (b) if such taxes, assessments, deposits and contributions do not, individually or in the aggregate, exceed Fifty Thousand Dollars ($50,000). To the extent Borrower defers payment of any contested taxes, Borrower shall (i) notify Lender in writing of the commencement of, and any material development in, the proceedings, and (ii) post bonds or take any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a Permitted Lien. Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower in excess of Fifty Thousand Dollars ($50,000). Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency. 5.12 Warrants. When issued the Warrants and the Warrant Units will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than liens and encumbrances created by or imposed upon the Lender; provided, however, that the Warrants and the Warrant Units may be subject to restrictions on transfer under state and/or federal securities laws or as otherwise required by such laws at the time a transfer is proposed. The initial sale of the Warrants to Lender and the initial issuance of the Warrant Units will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The offer, sale and issuance of the Units, the Warrants and the Warrant Units will be exempt from the registration requirements of the Securities Act of 1933, as amended, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

11 5.13 Full Disclosure. No written representation, warranty or other statement of Borrower in any report, certificate, or written statement submitted to Lender, as of the date such representation, warranty, or other statement was made contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the reports, certificates, or written statements not misleading. Borrower has disclosed to Lender all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject as of the Funding Date, and all other matters known to it as of the Funding Date, that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Change. 5.14 Definition of “Knowledge.” For purposes of this Agreement and the other Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, or constructive knowledge based on a reasonable investigation, of any Responsible Officer. 6. AFFIRMATIVE COVENANTS Borrower shall do all of the following: 6.1 Government Compliance. (a) Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Change. Borrower shall comply, and have each Subsidiary comply, in all material respects, with all laws, ordinances and regulations to which it is subject. (b) Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under this Agreement and the other Loan Documents to which it is a party and the grant of a Security Interest to Lender in the Collateral. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Lender. 6.2 Financial Statements, Reports. Submit to Lender: (a) The following reports on a monthly basis, no later than fifteen (15) Business Days after the last day of each month: (i) a Borrowing Base Statement in the form attached as Exhibit E; (ii) a consolidated balance sheet, statement of cash flows and income statement covering Borrower’s consolidated operations for such month in a form reasonably acceptable to Lender (the “Monthly Statements”); and (iii) a duly completed and executed Compliance Statement, confirming that, as of the end of such month, Borrower was in full compliance in all material respects with all of the terms and conditions of this Agreement, and setting forth such other information as Lender may reasonably request. (b) The following reports on a quarterly basis, no later than fifteen (15) Business Days after the end of each Quarter: (i) a six (6) month forecast of Borrower’s Financial Projections; and (ii) a consolidated balance sheet, statement of cash flows and income statement covering Borrower’s consolidated operations for such Quarter. The following reports on an annual basis:

12 (iii) Borrower’s annual operating budgets (broken out by month) for the upcoming fiscal year and quarterly Financial Projections for the upcoming fiscal year together with any related business forecasts used in preparation of such Financial Projections, in each case approved by Borrower’s Board, no later than thirty (30) Business Days after the end of each fiscal year of Borrower; and (iv) commencing with Borrower’s fiscal year ending on December 31, 2019, annual, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements (other than a qualification as to concerns typical for venture-backed companies similar to Borrower) from an independent certified public accounting firm reasonably acceptable to Lender, no later than one hundred eighty (180) days after the last day of Borrower’s fiscal year; (c) Prompt written notice of and additional documentation, as required, regarding any of the following: (i) any changes to the beneficial ownership information set out in Section 2 of the Perfection Certificate. Borrower understands and acknowledges that Lender relies on such true, accurate and up-to-date beneficial ownership information to meet Lender’s regulatory obligations to obtain, verify and record information about the beneficial owners of its legal entity customers; (ii) in the event that Borrower becomes subject to the reporting requirements under the Exchange Act within five (5) Business Days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Borrower with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be. Documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the internet at Borrower’s website address; provided, however, Borrower shall promptly notify Lender in writing (which may be by electronic mail) of the posting of any such documents; (iii) copies of all statements, reports and notices made available to Borrower’s equity holders or to any holders of Subordinated Debt within five (5) Business Days of delivery; (iv) any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries; (v) any breach in any material respect under any Material Contract or any agreement to any amendment, modification or other change to or waiver of any of its rights under any Material Contract if such amendment, modification, change or waiver would be adverse in any material respect to the Lender; (vi) any amendment to or termination of any Collateral Access Agreement or if Borrower enters into a new Collateral Access Agreement; and (vii) such other information regarding Borrower or compliance with the terms of this Agreement or any Loan Documents as reasonably requested by Lender from time to time. Any submission by Borrower of a Compliance Statement, a Borrowing Base Statement or any other financial statement submitted to the Lender pursuant to this Section 6.2 shall be deemed to be a representation by Borrower that (i) as of the date of such Compliance Statement, a Borrowing Base Statement or other financial statement, the information and calculations set forth therein are true, accurate and correct in all material respects, (ii) as of the end of the compliance period set forth in such submission, Borrower is in complete compliance with all required covenants except as noted in such Compliance Statement, a Borrowing Base Statement or other financial statement, as applicable, (iii) as of the date of such submission, no Events of Default have occurred and are

13 continuing, (iv) all representations and warranties other than any representations or warranties that are made as of a specific date in Section 5 remain true and correct in all material respects as of the date of such submission except as noted in such Compliance Statement, a Borrowing Base Statement or other financial statement, as applicable, (v) as of the date of such submission, Borrower and each of its Subsidiaries has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9, and (vi) as of the date of such submission, no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Lender. 6.3 Inventory; Returns. Keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its Account Debtors shall follow Borrower's customary practices as they exist at the Effective Date. Borrower must promptly notify Lender of all returns, recoveries, disputes and claims that on an individual basis involve more than Fifty Thousand Dollars ($50,000). 6.4 Accounts Receivable. (a) Schedules and Documents Relating to Accounts. Borrower shall deliver to Lender transaction reports and schedules of collections, as provided in Section 6.2, on Lender’s standard forms; provided, however, that Borrower’s failure to execute and deliver the same shall not affect or limit Lender’s Security Interest and other rights in all of Borrower’s Accounts, nor shall Lender’s failure to advance or lend against a specific Account affect or limit Lender’s Security Interest and other rights therein. If requested by Lender, Borrower shall furnish Lender with copies (or, at Lender’s request, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts. In addition, Borrower shall deliver to Lender, on its reasonable request, the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary indorsements, and copies of all credit memos. (b) Disputes. Borrower shall promptly notify Lender of all disputes or claims relating to Accounts in excess of Fifty Thousand Dollars ($50,000) individually. Borrower may forgive (completely or partially), compromise, or settle any Account for less than payment in full, or agree to do any of the foregoing so long as (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of Borrower’s Business, in arm’s-length transactions, and reports the same to Lender in the regular reports provided to Lender; (ii) no Event of Default has occurred and is continuing; and (iii) after taking into account all such discounts, settlements and forgiveness, the total outstanding Credit Extensions will not exceed the Available Draw Amount. (c) Reserves. Notwithstanding any terms in this Agreement to the contrary, upon the occurrence and during the continuance of an Event of Default, Lender may hold any proceeds of the Accounts as a reserve to be applied to any Obligations regardless of whether such Obligations are then due and payable. (d) Warranty Accounting. Borrower shall maintain a warranty reserve in an amount equal to that percentage of the purchase price of all sales for which Borrower has provided a warranty to the purchaser recommended or required by Borrower’s auditor. In the event there is no warranty recommended or required by Borrower’s auditor, Borrower shall maintain a warranty reserve of at least five percent (5%) of the purchase price of all sales for which Borrower has provided a warranty to purchaser. (e) [Intentionally Omitted]. (f) No Liability. Lender shall not be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall Lender be deemed to be responsible for any of Borrower’s obligations under any contract or agreement giving rise to an Account. Nothing herein shall, however, relieve Lender from liability for its own gross negligence or willful misconduct.

14 6.5 Remittance of Proceeds. Except as otherwise provided in Section 6.4(c), deliver, in kind, all proceeds arising from the disposition of any Collateral in violation of Section 7.1, to Lender in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations (a) prior to an Event of Default, pursuant to the terms of Section 6.4(c), and (b) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4. Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower’s other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Lender. Nothing in this Section 6.5 limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement. 6.6 Taxes; Pensions. Timely file, and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all federal and state and all material foreign and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9, and shall deliver to Lender, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms. 6.7 Access to Collateral; Books and Records. At reasonable times, on fifteen (15) Business Days’ notice (provided no notice is required if an Event of Default has occurred and is continuing), Lender, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books. The foregoing inspections and audits shall be conducted no more often than once every twelve (12) months, unless Lender, in its reasonable discretion determines that conditions warrant quarterly inspections and audits or an Event of Default has occurred and is continuing in which case such inspections and audits shall occur as often as Lender shall determine is necessary. Borrower hereby acknowledges and agrees that the Initial Audit will be conducted prior to the Initial Credit Extension, but in no event later than ninety (90) days after the Effective Date. 6.8 Insurance. (a) Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location and as Lender may reasonably request. Insurance policies shall be in a form, with financially sound and reputable insurance companies that are not Affiliates of Borrower, and in amounts that are satisfactory to Lender. All property policies shall have a lender’s loss payable endorsement showing Lender as the sole lender loss payee. All liability policies shall show, or have endorsements showing, Lender as an additional insured. Lender shall be named as lender loss payee and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral. Commencing January 1, 2020, Borrower shall thereafter at all times carry a key man insurance policy of at least $1,000,000 for each of its then duly elected Chief Executive Officer and Chief Technology Officer. (b) Ensure that proceeds payable under any property policy are, at Lender’s option, payable to Lender on account of the Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Lender has been granted a first priority security interest (subject to Permitted Liens), and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Lender, be payable to Lender on account of the Obligations. (c) At Lender’s request, Borrower shall deliver certified copies of insurance policies and evidence of all premium payments. Each provider of any such insurance required under this Section 6.8 shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to Lender, that it will give Lender thirty (30) days prior written notice before any such policy or policies shall be materially altered or canceled. If Borrower fails to obtain insurance as required under this Section 6.8 or to pay any amount or furnish any required proof of payment to third persons and Lender, Lender may make all or part of such payment or obtain such insurance policies required in this Section 6.8, and take any action under the policies Lender deems prudent.

15 6.9 Borrower’s Chase Accounts. (a) (i) If AMG National Trust Bank or an Affiliate of Lender offers banking services that are substantially similar to or better than the banking services that Borrower receives from JP Morgan Chase Bank, N.A. as of the Effective Date, then prior to March 31, 2020, Borrower shall deliver to Lender evidence that Borrower’s deposit accounts with JP Morgan Chase Bank, N.A., as more fully described in the Perfection Certificate dated as of the Effective Date (the “Chase Accounts”), have been closed and the funds therein have been transferred to new deposit accounts established with AMG National Trust Bank or such Affiliate of Lender and (ii) Borrower shall, after March 31, 2020, maintain at all times all of its primary operating and other deposit accounts, cash management and excess deposit accounts, asset management accounts, primary securities/investment accounts, letters of credit and business credit cards and foreign exchange business with AMG National Trust Bank or an Affiliate of Lender if such banking services are substantially similar to or better than the banking services that Borrower would be able to receive from another banking institution. (b) In addition to and without limiting the restrictions in (a), Borrower shall provide Lender five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Lender or Lender’s Affiliates and shall maintain at all times a Control Agreement with respect to any such Collateral Accounts. 6.10 Financial Covenants. (a) Maintain: (i) As of the end of each Quarter and on each Funding Date, a Borrowing Base that equals or exceeds the aggregate of the outstanding principal of all outstanding Credit Extensions; (ii) At all times, Total Equity greater than Zero Dollars ($0); and (iii) Total Equity plus expected EBITDA at the end of the next Quarter and the following Quarter greater than Zero Dollars ($0). (b) Lender may, in a reasonable amount of time after the later of (i) the end of any Quarter or (ii) the date that the Financial Projections are provided to Lender, provide notice to Borrower that Lender has determined, in its reasonable judgment, based upon the Financial Projections and the most recent information provided by Borrower to Lender pursuant to the requirements of Section 6.2, that there is a reasonable likelihood that Borrower will fail to comply with one or more of the financial covenants in Section 6.10(a) during either of the next two (2) Quarters (as reasonably determined by Lender), whereupon Borrower shall consult with Lender to develop a course of action that is reasonably acceptable to Lender to address such projected failure within ten (10) Business Days of receipt of such notice (a “Remedial Action”). Borrower shall at all times comply with any such Remedial Action. 6.11 Protection of Intellectual Property Rights. (a) (i) Protect, defend and maintain the validity and enforceability of its Intellectual Property material to Borrower’s Business; (ii) promptly advise Lender in writing of material infringements or any other event that could reasonably be expected to materially and adversely affect the value of its Intellectual Property; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Lender’s written consent. (b) Provide written notice to Lender within ten (10) days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public). Borrower shall take such commercially reasonable steps as Lender requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License to be deemed “Collateral” and for Lender to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms, in a manner enforceable under applicable law, of any such Restricted License, whether now existing or entered into in the future,

16 and (ii) Lender to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Lender’s rights and remedies under this Agreement and the other Loan Documents. 6.12 Litigation Cooperation. From the date hereof and continuing through the termination of this Agreement, make available to Lender, without expense to Lender, Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that Lender may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Lender with respect to any Collateral or relating to Borrower. 6.13 Formation or Acquisition of Subsidiaries. Notwithstanding and without limiting the negative covenants contained in Sections 7.3 and 7.7, at the time that Borrower forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Effective Date, Borrower shall, at Lender’s request in its sole discretion (a) cause any such new Subsidiary to provide to Lender a joinder to this Agreement to cause such Subsidiary to become a co-borrower hereunder, together with such appropriate financing statements and/or Control Agreements, all in form and substance satisfactory to Lender (including being sufficient to grant Lender a first priority Security Interest (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), (b) provide to Lender appropriate certificates and powers and financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary, in form and substance satisfactory to Lender, (c) pledge sixty-five percent (65%) of the direct or beneficial ownership interest of any new Foreign Subsidiary directly owned by Borrower, and (d) provide to Lender all other documentation in form and substance satisfactory to Lender, including one or more opinions of counsel reasonably satisfactory to Lender, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 6.14 shall be a Loan Document. 6.14 Further Assurances. Execute any further instruments and take further action as Lender reasonably requests to perfect or continue Lender’s Security Interest in the Collateral or to effect the purposes of this Agreement. Upon Lender’s request, deliver to Lender, within five (5) Business Days after the same are requested, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material effect on any of the Governmental Approvals or otherwise on the operations of Borrower or any of its Subsidiaries. 6.15 Use of Proceeds. The Initial Credit Extension shall be used first to repay the GreenLine Loan in its entirety. Otherwise, Borrower shall use the proceeds of the Credit Extensions solely (a) to payoff the Shell Foundation Loan on December 31, 2020 in its entirety, and (b) as working capital, for general corporate purposes and to fund its general business requirements and not for personal, family, household or agricultural purposes. 6.16 [Intentionally Omitted]. 7. NEGATIVE COVENANTS Borrower shall not do any of the following without Lender’s prior written consent: 7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of Borrower’s Business; (b) of worn-out or obsolete Equipment that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the ordinary course of Borrower’s Business; (c) consisting of Permitted Liens and Permitted Investments; (d) consisting of the sale or issuance of any stock of Borrower permitted under Section 7.2; (e) consisting of Borrower’s use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the Loan Documents; and (f) of non-exclusive licenses for the use of the Intellectual Property of Borrower or its Subsidiaries in the ordinary course of Borrower’s Business, and (g) other Transfers in an aggregate amount not to exceed Fifty Thousand Dollars ($50,000) per fiscal year.

17 7.2 Changes in Borrower’s Business, Management, Control, or Business Locations. (a) engage in or permit any of its Subsidiaries to engage in any business other than the Borrower’s Business or businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; (c) permit or suffer any two (2) Key Persons within six (6) months depart from or cease to be employed by Borrower or (d) permit or suffer any Change in Control not approved by the Lender pursuant to Section 2.2(d). Borrower shall not, without at least thirty (30) days prior written notice to Lender: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than ten percent (10%) of Borrower’s Inventory) or deliver any portion of the Collateral valued individually in excess of Fifty Thousand Dollars ($50,000) to a bailee at a location other than to a bailee and at a location already disclosed in the Perfection Certificate, (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization. If Borrower intends to add any new offices or business locations, including warehouses, containing in excess of 10% of Borrower's Inventory, then Borrower will first receive the written consent of Lender, and the landlord of any such new offices or business locations, including warehouses, shall execute and deliver a Collateral Access Agreement in form and substance satisfactory to Lender. If Borrower intends to deliver any portion of the Collateral valued, individually or in the aggregate to a bailee, and Lender and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral, then Borrower will first receive the written consent of Lender, and such bailee shall execute and deliver a bailee agreement in form and substance satisfactory to Lender. 7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person (including, without limitation, by the formation of any Subsidiary), except: (i) a Permitted Acquisition, and (ii) a Subsidiary may merge or consolidate into another Subsidiary or into Borrower. 7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness. 7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest granted herein, except for Permitted Liens, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Lender) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property in favor of Lender, except as is otherwise permitted in Section 7.1 and the definition of “Permitted Liens” herein. 7.6 Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.9(b). 7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock provided that Borrower may (i) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) pay dividends solely in common stock; (iii) repurchase the stock of former employees, directors or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of any such repurchase and would not exist after giving effect to any such repurchase, provided that the aggregate amount of all such repurchases does not exceed Two Hundred Thousand Dollars ($200,000) per fiscal year; and (iv) Borrower may pay cash in lieu of issuing fractional shares in connection with the conversion of convertible securities, or (b) directly or indirectly make any Investment (including, without limitation, by the formation of any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so. 7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for (i) transactions that are in the ordinary course of Borrower’s Business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s

18 length transaction with a non-affiliated Person (ii) reasonable and customary compensation arrangements approved by the disinterested members of the Borrower’s Board, (iii) equity financings and bridge financings with Borrower's existing investors approved by the Borrower’s Board so long as any such Indebtedness is unsecured Subordinated Debt. 7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject or as contemplated by Section 6.15 hereof, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof, provide for earlier or greater principal, interest, or other payments thereon, or adversely affect the subordination thereof to Obligations owed to Lender, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject. 7.10 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a Material Adverse Change, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency. 8. EVENTS OF DEFAULT Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement: 8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension when due, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on a Working Capital Line Maturity Date or a Term Loan Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period); 8.2 Covenant Default. (a) Affirmative Covenants. Borrower is in violation of any obligation required set forth in Sections 6.2, 6.3, 6.4, 6.5, 6.7, 6.8, 6.13 and has failed to cure such default within ten (10) Business Days after the occurrence of the default; (b) Negative Covenants. Borrower is in violation of any negative covenant described in Section 7; (c) Financial Covenants. (i) Borrower fails or neglects to perform any obligation in Section 6.10(a) and either (x) fails to submit a cure plan approved by Lender within thirty (30) days after the occurrence of the default or (y) has failed to cure the default by the end of the subsequent calendar Quarter in accordance with a cure plan approved by the Lender (no Credit Extensions shall be made during such cure period); provided, that Borrower shall have the right to submit a cure plan to Lender, which shall be provided to Lender within ten (10) days of the occurrence of the default, and which Lender shall approve or reject in its discretion within twenty (20) Business Days from occurrence of the default. Such cure plan may include without limitation the right, but not the obligation, to prepay first the Working Capital Loans and then the

19 Term Loans (such prepayment shall be based on an amount determined as if the Credit Extensions were accelerated pursuant to Sections 2.2(c) and 2.3(c)). Notwithstanding the foregoing, Borrower’s right under this Section 8.2(c) to cure a violation of the covenants in Section 6.10 shall only be available to the Borrower three (3) times during the term of this Agreement; (ii) There is a reasonable likelihood that Borrower will fail to comply with one or more of the financial covenants in Section 6.10(a) in next Quarter (as determined by Lender in its reasonable judgment, based upon the Financial Projections and the most recent information provided by Borrower to Lender, all pursuant to the requirements of Section 6.2) and Borrower and Lender have not agreed upon a Remedial Action to address such projected failure required pursuant to Section 6.10(b); (d) Other Covenants and Conditions. Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or the Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to either (i) submit a cure plan to Lender within ten (10) Business Days after the occurrence thereof, or (ii) cure the default within twenty (20) Business Days after the occurrence thereof (but no Credit Extensions shall be made during such cure period). Cure periods provided under this Section 8.2(d) shall not apply to any other covenants set forth in clauses (a) through (c) above; 8.3 Investor Abandonment. If Borrower violates the covenants under Section 6.10(a)(ii) or (iii), subject to the applicable cure periods, and Borrower fails to provide to Lender copies of written commitments from investors of Borrower evidencing the commitment of such investors to continue to fund the Borrower in the amounts and timeframe necessary to enable Borrower to satisfy the Obligations as they become due and payable, as set forth more fully in the cure plan set forth in Section 8.2; 8.4 Attachment; Levy; Restraint on Business. (a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary), or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; or (b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting all or any material part of its business; 8.5 Insolvency. (a) Borrower is unable to pay its debts (including trade debts) as they become due; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and is not dismissed or stayed within ninety (90) days (but no Credit Extensions shall be made while any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed); 8.6 Other Agreements. There is, under any agreement to which Borrower or any Guarantor is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of One Hundred Thousand Dollars ($100,000) within the next Quarter; or (b) any breach or default by Borrower or Guarantor, the result of which could reasonably be expected to have a material adverse effect on Borrower’s or any Guarantor’s business; 8.7 Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower by any Governmental Authority, and the same are not, within ten (10) Business Days after the entry, assessment or issuance thereof, discharged, satisfied, or paid, or after

20 execution thereof, stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Credit Extensions will be made prior to the satisfaction, payment, discharge, stay, or bonding of such fine, penalty, judgment, order or decree); 8.8 Misrepresentations. Borrower or any Person acting for Borrower makes any material representation, warranty, omission or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Lender or to induce Lender to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect or misleading in any material respect when made; 8.9 Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or any applicable subordination or intercreditor agreement; 8.10 Security Interest Priority. There is a material impairment in the priority of Lender's Security Interest in the Collateral; 8.11 Material Adverse Change. There is a Material Adverse Change; provided, however, Borrower has the right to cure such Material Adverse Change, so long as Borrower provides written notice to Lender of its cure plan and such Material Adverse Change is cured within twenty (20) Business Days after the occurrence of the default; 8.12 Change in Management. Any two (2) Key Persons within six (6) months depart from or cease to be employed by Borrower, unless Borrower has obtained Lender’s prior written approval; or 8.13 Lender Board Seat. A representative of Lender is no longer provided the opportunity to serve as a director on Borrower’s Board. 9. LENDER’S RIGHTS AND REMEDIES 9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Lender may, without notice or demand, do any or all of the following: (a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Lender); (b) stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Lender; (c) verify the amount of, demand payment of and performance under, and collect any Accounts and General Intangibles, settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Lender considers advisable, and notify any Person owing Borrower money of Lender’s Security Interest in such funds. Borrower shall collect all payments in trust for Lender and, if requested by Lender, immediately deliver the payments to Lender in the form received from the Account Debtor, with proper endorsements for deposit; (d) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its Security Interest in the Collateral. Borrower shall assemble the Collateral if Lender requests and make it available as Lender designates. Lender may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its Security Interest and pay all expenses incurred. Borrower grants Lender a license to enter and occupy any of its premises, without charge, to exercise any of Lender’s rights or remedies;

21 (e) apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) amount held by Lender owing to or for the credit or the account of Borrower; (f) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; (g) place a “hold” on any Account maintained with Lender and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral; (h) demand and receive possession of Borrower’s Books; and (i) exercise all rights and remedies available to Lender under this Agreement and the other Loan Documents or at law or equity, including without limitation all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof). 9.2 Power of Attorney. Borrower hereby irrevocably appoints Lender as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuation of an Event of Default, to: (a) endorse Borrower’s name on any checks, payment instruments, or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) demand, collect, sue, and give releases to any Account Debtor for monies due, settle and adjust disputes and claims about the Accounts directly with Account Debtors, and compromise, prosecute, or defend any action, claim, case, or proceeding about any Collateral (including filing a claim or voting a claim in any bankruptcy case in Lender’s or Borrower’s name, as Lender chooses); (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, or other claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Lender or a third party as the Code permits. Borrower hereby appoints Lender as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Lender’s Security Interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations (other than inchoate indemnity obligations) have been satisfied in full and the Loan Documents have been terminated. Lender’s foregoing appointment as Borrower’s attorney in fact, and all of Lender’s rights and powers, coupled with an interest, are irrevocable until all Obligations (other than inchoate indemnity obligations) have been fully repaid and performed and the Loan Documents have been terminated. 9.3 Protective Payments. If Borrower fails to obtain and maintain the insurance required under Section 6.8 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any Loan Document or which may be required to preserve the Collateral, Lender may obtain such insurance or make such payment, and all amounts so paid by Lender are Lender Expenses and immediately due and payable, bearing interest at the then highest rate applicable to the Obligations, and secured by the Collateral. Lender will make reasonable efforts to provide Borrower with notice of Lender obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Lender are deemed an agreement to make similar payments in the future or Lender’s waiver of any Event of Default. 9.4 Application of Payments and Proceeds Upon Default. If an Event of Default has occurred and is continuing (or at any time on the terms set forth in Section6.4(c), regardless of whether an Event of Default exists), Lender shall have the right to apply in any order any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations. Lender shall pay any surplus to Borrower by credit to the designated Deposit Account or to other Persons legally entitled thereto; Borrower shall remain liable to Lender for any deficiency. If Lender, directly or indirectly, enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Lender shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Lender of cash therefor. 9.5 Lender’s Liability for Collateral. Lender shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the

22 Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral. 9.6 No Waiver; Remedies Cumulative. Lender’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Lender thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Lender’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Lender has all rights and remedies provided under the Code, by law, or in equity. Lender’s exercise of one right or remedy is not an election and shall not preclude Lender from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Lender’s waiver of any Event of Default is not a continuing waiver. Lender’s delay in exercising any remedy is not a waiver, election, or acquiescence. 9.7 License. Upon the occurrence and during the continuance of an Event of Default, Lender is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral. In connection with Lender’s exercise of its rights under this Section 9.7, Borrower’s rights under all licenses and all franchise agreements inure to Lender’s benefit. 9.8 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Lender on which Borrower is liable. 10. NOTICES All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or email address indicated below. Lender or Borrower may change its mailing or electronic mail address by giving the other party written notice thereof in accordance with the terms of this Section 10. If to Borrower: Lightning Hybrids LLC 815 14 th Street SW Suite A100 Loveland, CO 80537 Attn: Chief Executive Officer Email: tim.reeser@lightningsystems.com Telephone: (800) 223-0740 With a copy to: Mark W. Weakley, Esq. Bryan Cave Leighton Paisner LLP One Boulder Plaza 1801 13 th Street Suite 300 Boulder, CO 80302 Email: mark.weakley@bclplaw.com

23 If to Lender: Cupola Infrastructure Income Fund, L.L.L.P. 6295 Greenwood Plaza Blvd, Greenwood Village, CO 80111 Attn: Trent Yang Email: TTYang@amgnational.com Telephone: (303) 486-1448 11. CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE Except as otherwise expressly provided in any of the Loan Documents, Colorado law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Lender each submit to the exclusive jurisdiction of the State and Federal courts in Denver, Colorado; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Lender. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with Section 10, and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL. This Section 11 shall survive the termination of this Agreement. 12. GENERAL PROVISIONS 12.1 Termination Prior to Maturity Date; Survival. All covenants, representations and warranties made in this Agreement shall continue in full force until this Agreement has terminated pursuant to its terms and all Obligations have been satisfied. So long as Borrower has satisfied the Obligations pursuant to the terms of this Agreement (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement), this Agreement may be terminated by Borrower, effective three (3) Business Days after written notice of termination is given to Lender. Those terms and obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination. 12.2 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Lender’s prior written consent (which may be granted or withheld in Lender’s discretion). Lender has the right, upon at least ten (10) Business Days’ notice to Borrower and without the consent of Borrower, to sell, transfer, assign, negotiate, or grant participation in (a) all the Obligations, or (b) any part of the Obligations comprising principal equal to at least Two Million Dollars ($2,000,000), in each case together with the applicable portion of Lender’s obligations, rights, and benefits under this Agreement and the other Loan Documents (excluding, however, the Warrants and the Letter Agreement). 12.3 Indemnification. Borrower agrees to indemnify, defend and hold Lender and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Lender (each, an “Indemnified Person”) harmless against: (i) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by this

24 Agreement and the other Loan Documents; and (ii) all losses or expenses (including Lender Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Lender and Borrower contemplated by this Agreement and the other Loan Documents (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct. This Section 12.3 shall survive until all statutes of limitation with respect to the Claims, losses, and expenses for which indemnity is given shall have run. 12.4 Time of Essence. Time is of the essence for the performance and payment of all Obligations in this Agreement. 12.5 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision. 12.6 Correction of Loan Documents. Lender may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties so long as Lender provides Borrower with written notice of such correction and allows Borrower at least ten (10) days to object to such correction. In the event of such objection, such correction shall not be made except by an amendment signed by both Lender and Borrower. 12.7 Amendments in Writing; Waiver; Integration. No purported amendment or modification of this Agreement or any Loan Document, or waiver, discharge or termination of any obligation under this Agreement or any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on this Agreement or any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. Notwithstanding the foregoing, Lender may, without any further action or consent from Borrower, (i) after each Funding Date for any Credit Extension, update Schedule 1 to reflect such Credit Extension and (ii) after each Payment Date, update Schedule 2 to reflect any payments and new Credit Extensions. This Agreement, including all Loan Documents, represents the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents. 12.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. 12.9 Confidentiality. In handling any Confidential Information, Lender shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Lender’s Subsidiaries or Affiliates (such Subsidiaries and Affiliates, together with Lender, collectively, “Lender Entities”), provided that such Subsidiaries and Affiliates are required to exercise the same degree of care as Lender; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Lender shall use its best efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Lender’s regulators or as otherwise required in connection with Lender’s examination or audit; (e) as Lender considers appropriate in exercising remedies under this Agreement; and (f) to third-party service providers of Lender so long as such service providers have executed a confidentiality agreement with Lender with terms no less restrictive than those contained herein. Confidential Information does not include information that is either: (i) in the public domain or in Lender’s possession when disclosed to Lender, or becomes part of the public domain (other than as a result of its disclosure by Lender in violation of this Agreement) after disclosure to Lender; or (ii) disclosed to Lender by a third party, if Lender does not know that the third party is prohibited from disclosing the information.

25 Lender Entities may use anonymous forms of Confidential Information for aggregate datasets, for analyses or reporting, and for any other uses not expressly prohibited in writing by Borrower; provided, however, that the foregoing shall not permit Lender to utilize any information obtained by or through Lender’s representative sitting on the Board of Borrower, all such Board information deemed proprietary and private. The provisions of the immediately preceding sentence shall survive the termination of this Agreement. 12.10 Attorneys’ Fees, Costs and Expenses. Each of Borrower and Lender shall be responsible for their own costs and expenses incurred in entering into this Agreement. All Lender Expenses in connection with any amendment to this Agreement shall be borne by the Borrower, unless such amendment was required or requested by Lender. In any action or proceeding between Borrower and Lender arising out of or relating to this Agreement or the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled. 12.11 Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in this Agreement and any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act. 12.12 Right of Setoff. Borrower hereby grants to Lender a Security Interest and a right of setoff as security for all Obligations to Lender, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of Lender (including a subsidiary of Lender) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Lender may set off the same or any part thereof and apply the same to any liability or Obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. 12.13 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement. 12.14 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist. 12.15 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract. 12.16 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement. 13. DEFINITIONS 13.1 Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:

26 “Account” is, as to any Person, any “account” of such Person as “account” is defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to such Person. “Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made. Unless the context otherwise requires, each reference to Account Debtor herein shall be a reference to an Account Debtor of Borrower. “Accounts Payable” is on any day, under GAAP, the accounts payable on Borrower’s consolidated balance sheet. “Additional Commitment” means the dollar amount Lender may make available to Borrower hereunder in addition to the Initial Commitment, which is an amount as specified in “Initial Additional Commitment,” subject to Lender being able to raise capital to fund such Initial Additional Commitment, which Initial Additional Commitment may be further increased up to an additional Ten Million Dollars ($10,000,000), in each case in Lender’s sole discretion upon written notice to Borrower. “Administrator” is an individual that is named as an Authorized Signer of Borrower in an approval by the Borrower’s Board. “Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members. For purposes of the definition of Eligible Accounts, Affiliate shall include a Specified Affiliate. “Agreement” is defined in the preamble hereof. “Alternative Lender” is defined in Section 2.11. “Anti-Money Laundering and Anti-Terrorism Laws” means any law relating to terrorism, economic sanctions or money laundering, including, without limitation, (a) the Money Laundering Control Act of 1986 (i.e., 18 U.S.C. §§ 1956 and 1957), (b) the Bank Secrecy Act of 1970 (31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), and the implementing regulations promulgated thereunder, (c) the USA PATRIOT Act and the implementing regulations promulgated thereunder, (d) the laws, regulations and Executive Orders administered by the United States Department of the Treasury's Office of Foreign Assets Control, (e) any law prohibiting or directed against terrorist activities or the financing or support of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), and (f) any similar laws enacted in the United States or any other jurisdictions in which the parties to this Agreement operate, as any of the foregoing laws have been, or shall hereafter be, amended, renewed, extended, or replaced and all other present and future legal requirements of any Governmental Authority governing, addressing, relating to, or attempting to eliminate, terrorist acts and acts of war and any regulations promulgated pursuant thereto. “Authorized Signer” is any individual listed in Borrower’s Borrowing Resolutions who is authorized to execute this Agreement and the other Loan Documents, including requesting and executing any Credit Extension, on behalf of Borrower. “Available Draw Amount” is the dollar amount Borrower can draw upon, which is the lesser of (A) the Total Commitment minus the outstanding principal balance of any Credit Extensions or (B) the Borrowing Base minus the outstanding principal amount and accrued interest of all outstanding Credit Extensions. “Borrower” is defined in the preamble hereof. “Borrower’s Board” is Borrower’s board of directors.

27 “Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information. “Borrower’s Business” means Borrower’s line of business, which primarily includes the design, manufacturing and/or sale of electric powertrains for commercial vehicles, substantially similar operations and/or all ancillary or other activities related thereto. “Borrowing Base” shall initially be (x) Eligible Order Backlog divided by two and one-half (2.5) plus (y) Eligible Accounts divided by two (2). Following the first time that Borrower’s EBITDA is positive for three consecutive fiscal year Quarters, the Borrowing Base shall then be (x) Eligible Order Backlog divided by two (2) plus (y) Eligible Accounts divided by one and one-half (1.5). At no time shall the Borrowing Base exceed Recoverable Value. Lender has the right to modify the foregoing amounts with prior notice to Borrower in the event there is a material change in Borrower’s Business. If Lender modifies the Borrowing Base, Borrower shall comply with the modification in Borrowing Base by the end of the Quarter following such Borrowing Base modification. “Borrowing Base Statement” is that certain statement of the value of certain Collateral in the form attached hereto as Exhibit E, or as specified by Lender to Borrower from time to time, which shall include, at a minimum, a detailed ledger of all Eligible Accounts, including the age of each Eligible Account, and the calculation of the Borrowing Base. “Borrowing Resolutions” are those resolutions adopted by Borrower’s Board (and, if required under the terms of Borrower’s Operating Documents, stockholders or members) and delivered by Borrower to Lender approving this Agreement and the other Loan Documents and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of Borrower certifying (a) Borrower has the authority to execute, deliver, and perform its obligations under this Agreement and each of the Loan Documents to which it is a party, (b) that set forth as a part of or attached as an exhibit to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by Borrower of this Agreement and the other Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute this Agreement and the other Loan Documents, including requesting and executing any Credit Extension, on behalf of Borrower, together with a sample of the true signature(s) of such Person(s), and (d) that Lender may conclusively rely on such certificate unless and until Borrower shall have delivered to Lender a further certificate canceling or amending such prior certificate. “Business Day” is any day that is not a Saturday, Sunday or a day on which the commercial banks in Denver, Colorado are authorized or required by law or regulation to close. “Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; (c) Lender’s certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition. “Change in Control” means (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of forty-nine percent (49%) or more of the ordinary voting power for the election of directors of Borrower (determined on a fully diluted basis); (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) at any time,

28 Borrower shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100.0%) of each class of outstanding capital stock of each subsidiary of Borrower (other than any directors' qualifying shares or other nominal share ownership required by applicable law) free and clear of all Liens (except Permitted Liens and the Security Interest created by this Agreement). “Chase Accounts” is defined in Section 6.9(a). “Claims” is defined in Section 12.3. “Closing Fee” is defined in Section 2.5. “Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of Colorado; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Lender’s Security Interest on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of Colorado, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions. “Collateral” is any and all properties, rights and assets of Borrower and its Subsidiaries, which is described on Exhibit A. “Collateral Account” means any of Borrower’s Deposit Accounts, Securities Accounts, or Commodity Accounts. “Collateral Access Agreements” means an agreement between the Lender and the landlord of any location leased by a Borrower or its Subsidiaries at which any Collateral is located, or any other Person that has possession of any Collateral, in any such case that provides the Lender with access to such Collateral on terms and conditions satisfactory to the Lender. “Confidential Information” means: (i) any information (including any and all combinations of individual items of information) disclosed (directly or indirectly) by discloser to recipient in connection with this Agreement or the Loan Documents that is in written, graphic, machine readable or other tangible form (including, without limitation, research, product plans, products, services, equipment, customers, markets, software, inventions, discoveries, ideas, processes, designs, drawings, formulations, specifications, product configuration information, marketing and finance documents, prototypes, samples, data sets, and equipment) and is marked “Confidential,” “Proprietary” or in some other manner to indicate its confidential nature; (ii) oral information disclosed (directly or indirectly) by discloser to recipient in connection with this Agreement or the Loan Documents; provided that such information is designated as confidential at the time of its initial disclosure and reduced to a written summary by discloser that is marked in a manner to indicate its confidential nature and delivered to recipient within thirty (30) days after its initial disclosure; and (iii) information otherwise reasonably expected to be treated in a confidential manner under the circumstances of disclosure in connection with this Agreement or the Loan Documents or by the nature of the information itself. Confidential Information may include information of a third party that is in the possession of discloser and is disclosed to recipient in connection with this Agreement or the Loan Documents. “Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made. “Compliance Statement” is that certain statement of Borrower’s compliance in the form attached hereto as Exhibit B. “Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation,

29 in each case, directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement. “Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Lender pursuant to which Lender obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account. “Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret. “Credit Extension” is any Working Capital Loan, Term Loan, or any other extension of credit by Lender for Borrower’s benefit. “Default Rate” is defined in Section 2.4(b). “Deferred Revenue” is all amounts received or invoiced in advance of performance under contracts and not yet recognized as revenue. “Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made. “Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States. “Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia. “Draw Period” is the period of time during which Borrower can request a Credit Extension commencing on the Effective Date through the earlier to occur of (a) three (3) years following the Effective Date and (b) the occurrence of an Event of Default. “EBIDTA” means (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense. “Effective Date” is defined in the preamble hereof. “Eligible Accounts” means Accounts owing to Borrower which are due and owing from Account Debtors that are Qualifying Customers. Unless Lender otherwise agrees in writing, Eligible Accounts shall not include: (a) Accounts (i) for which the Account Debtor is Borrower’s Affiliate, officer, employee, investor, or agent, or (ii) that are intercompany Accounts; (b) Accounts that the Account Debtor has not paid within ninety (90) days of invoice date regardless of invoice payment period terms;

30 (c) Accounts with credit balances over ninety (90) days from invoice date; (d) Accounts owing from an Account Debtor if fifty percent (50%) or more of the Accounts owing from such Account Debtor have not been paid within ninety (90) days of invoice date; (e) Accounts in which Lender does not have a first priority, perfected security interest under all applicable laws; (f) Accounts billed and/or payable in a currency other than Dollars; (g) Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise - sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts); (h) Accounts with or in respect of accruals for marketing allowances, incentive rebates, price protection, cooperative advertising and other similar marketing credits, unless otherwise approved by Lender in writing; (i) Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof unless Borrower has assigned its payment rights to Lender and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended; (j) Accounts with customer deposits and/or with respect to which Borrower has received an upfront payment, to the extent of such customer deposit and/or upfront payment; (k) Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, or other terms if Account Debtor’s payment may be conditional; (l) Accounts owing from an Account Debtor where goods or services have not yet been rendered to the Account Debtor (sometimes called memo billings or pre-billings); (m) Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts) greater than ninety (90) days after delivery to the Account Debtor; (n) Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of Borrower’s complete performance (but only to the extent of the amount withheld; sometimes called retainage billings); (o) Accounts subject to trust provisions, subrogation rights of a bonding company, or a statutory trust; (p) Accounts for which the Account Debtor has not been invoiced; (q) Accounts for which Borrower has permitted Account Debtor’s payment to extend beyond ninety (90) days (including Accounts with a due date that is more than ninety (90) days from invoice date); (r) Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding (whether voluntary or involuntary), or becomes insolvent, or goes out of business; and (s) Accounts in which Borrower has received notice that the Account Debtor is attempting to cancel the order or return the product.

31 “Eligible Order Backlog” means the total dollar amount of all Qualifying Orders approved by Lender; provided that all deposits, prepayments, state incentives or grants with respect to a Qualifying Order shall not be included in the dollar amount of such order, unless otherwise approved in the sole discretion of the Lender. “Ending Cash” is on any day, under GAAP, the cash on Borrower’s consolidated balance sheet. “Ending Accounts Receivable” is on any day, under GAAP, the accounts receivable on Borrower’s consolidated balance sheet. “Environmental Laws” means any applicable federal, state, or local laws, ordinances, rules or regulations in effect on each of the Effective Date and Funding Date relating to (a) protection of the air, water, land, natural resources, biological resources, or cultural resources, or (b) the exposure to, or generation, use, handling, release, treatment, storage, disposal and transportation of, Hazardous Materials, in each case, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. §§ 9601 et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986, the Emergency Planning and Community Right to Know Act (42 U.S.C. §§ 11001 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §§ 6901 et seq.), as amended by the Hazardous and Solid Waste Amendments Act of 1984, the Clean Air Act (42 U.S.C. §§ 7401 et seq.), the Clean Water Act (33 U.S.C. §§ 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. §§ 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. §§ 300f et seq.), the Oil Pollution Act of 1990 (33 U.S.C. §§ 2701 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. §§ 5101 et seq.), the National Environmental Policy Act (42 U.S.C. §4321 et seq.), and any similar or analogous state and local statutes and any regulations promulgated thereunder. “Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing. “ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations. “Event of Default” is defined in Section 8. “Exchange Act” is the Securities Exchange Act of 1934, as amended. “Exit Premium” is, with respect to an outstanding Term Loan being prepaid in connection with a Change in Control, the lesser of (i) twelve (12) months of interest on the principal of such Term Loan or (ii) the aggregate of all scheduled interest through the Maturity Date of such Term Loan, in each case at the interest rate set forth in Section 2.4. “Expected Backlog Margin” is on any day, under GAAP, the gross profit margins Borrower reasonably expects to earn on the Eligible Order Backlog. “Financial Projections” is a financial statement of Borrower in the form attached hereto as Exhibit D, or in the form as may be agreed upon by Lender and Borrower from time to time, which shall include, at a minimum, (i) such information Lender deems necessary to verify the calculation of Recoverable Value and (ii) projections the Borrower’s ability to comply with Section 6.10 over the next two (2) Quarters. “Fixed Assets” is on any day, under GAAP, the fixed assets on Borrower’s consolidated balance sheet. “Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary. “Funding Date” is any date on which a Credit Extension is made to or for the account of Borrower which shall be a Business Day. “GAAP” means the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and

32 pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination. “General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind. “GreenLine Loan” means the Indebtedness of Borrower under that certain Credit and Security Agreement, dated as of September 28, 2018, as amended, by and between Borrower and Greenline CDF Subfund XXIII LLC. “Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority. “Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization. “Guarantor” is any Person providing a Guaranty in favor of Lender, if any. “Guaranty” is any guarantee of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented. “Hazardous Materials” means any hazardous or toxic material, substance, waste, pollutant, or contaminant as defined, prohibited, controlled or regulated under any Environmental Law, including, but not limited to, explosive or radioactive substances or wastes, hazardous or toxic substances, wastes or other pollutants, petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyl, or radon gas. “Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations. Unless the context otherwise requires, each reference to Indebtedness herein shall be a reference to Borrower’s Indebtedness. “Indemnified Person” is defined in Section 12.3. “Initial Additional Commitment” is up to Fourteen Million Dollars ($14,000,000). “Initial Additional Commitment Lender Election Notice” is defined in Section 2.11. “Initial Audit” is Lender’s inspection of Borrower’s Accounts, the Collateral, and Borrower’s Books, with results satisfactory to Lender in its sole and absolute discretion. “Initial Commitment” is Six Million Dollars ($6,000,000). “Initial Credit Extension” is defined in Section 2.2(f). “Initial Loan Request” is defined in Section 3.2(a).

33 “Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief. “Intellectual Property” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) its Copyrights, Trademarks and Patents; (b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how and operating manuals; (c) any and all source code; (d) any and all design rights which may be available to such Person; (e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and (f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents. “Intercreditor Agreement” is defined in Section 2.11. “Interest Expense” means for any fiscal period, interest expense (whether cash or non-cash) determined in accordance with GAAP for the relevant period ending on such date, including, in any event, interest expense with respect to any Credit Extension and other Indebtedness of Borrower, including, without limitation or duplication, all commissions, discounts, or related amortization and other fees and charges with respect to letters of credit and bankers’ acceptance financing and the net costs associated with interest rate swap, cap, and similar arrangements, and the interest portion of any deferred payment obligation (including leases of all types). “Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above. “Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person. Unless the context otherwise requires, each reference to Investment herein shall be a reference to Borrower’s Investments. “Investment-Grade Credit Rating” means (i) a rating of BBB- or higher from Standard & Poor’s Rating Group and a rating of Baa3 or higher from Moody’s Investors Service, Inc. or (ii) a Financial Stress Score of 3 or lower, a Paydex Score of 70 or higher and a Delinquency Rating of 2 or lower from Dun and Bradstreet Corporation. “Key Persons” means each of the following officers of the Borrower: (a) Tim Reeser, Chief Executive Officer; (b) Rob Mulcair, Chief Financial Officer; and (c) Bill Kelley, Chief Technical Officer.

34 “Lender” is defined in the preamble hereof. “Lender Entities” is defined in Section 12.9. “Lender Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing this Agreement and the other Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower. “Letter Agreement” means the letter agreement from Borrower to Lender dated October 10, 2019 concerning the right of first and last refusal and other matters. “Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property. “Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Warrants, the Letter Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Lender, all as amended, restated, or otherwise modified. “Loan Maturity Date” is eight (8) years following the Effective Date. “Loan Request” is that certain form attached hereto as Exhibit C that Borrower shall use to request Credit Extension. “Material Adverse Change” is (a) a material impairment in the perfection or priority of Lender’s Security Interest in the Collateral or in the value of such Collateral as determined by Lender; (b) a material impairment to Borrower’s Business, or its operations or conditions (financial or otherwise); or (c) a material impairment of the prospect of repayment of any portion of the Obligations. “Material Contract” means any agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Borrower or any of its Subsidiaries are a party or, to its knowledge, by which it is bound which may involve (i) obligations of, or payments to, the Borrower or any of its Subsidiaries in excess of One Hundred Thousand Dollars ($100,000) or (ii) the license of any Intellectual Property. “Maturity Date” means the Working Capital Line Maturity Date or the Term Loan Maturity Date, as applicable. “Monthly Statements” is defined in Section 6.2(b)6.2(b). “Net Income” means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower and its Subsidiaries for such period taken as a single accounting period, excluding any extraordinary, non-recurring and non-cash gains or income and gains on non-ordinary course sales of assets. “Obligations” are Borrower’s obligations to pay to Lender when due any debts, principal, interest, fees, Credit Extensions, and other amounts Borrower owes Lender now or later, whether under this Agreement, the Loan Documents (other than the Warrants), or otherwise, including, without limitation, interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Lender, and to perform Borrower’s duties under this Agreement and the other Loan Documents (other than the Warrants). “Operating Documents” are Borrower’s formation documents, as certified by the Secretary of State (or equivalent agency) of Borrower’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if Borrower is a corporation, its bylaws in current form, (b) if Borrower is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if Borrower is a

35 partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto. “Other Current Liabilities” is on any day, under GAAP, the other current liabilities on Borrower’s consolidated balance sheet. “Overadvance” is defined in Section 2.7. “Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same. “Payment Date” is the first (1 st ) calendar day of each Quarter. “Payment Processor Accounts” is defined in Section 6.9. “Payment Schedule” is a schedule of payments for all Credit Extensions in the form attached hereto as Schedule 2. “Perfection Certificate” is defined in Section 5.1. “Permitted Acquisition” means any acquisition(s) by Borrower in which: (a) Borrower’s Board has approved; (b) the Person so acquired is in a similar line of business or a business reasonably related thereto; (c) the Borrower is the sole surviving legal entity; (d) (i) total cash consideration for all acquisitions does not exceed Five Million Dollars ($5,000,000) in the aggregate in any fiscal year or (ii) total non-cash consideration for all acquisitions not to exceed Twenty Million Dollars ($20,000,000) in the aggregate in any fiscal year; (e) (A) the acquisition is not a hostile acquisition; (B) at the time of the acquisition and after giving effect to the acquisition, there shall not exist any Event of Default under this Agreement or any of the Loan Documents; and (C) such acquisition is accretive to the Borrower's projected earnings for the twelve (12) month period following the consummation of any such acquisition. “Permitted Indebtedness” is: (a) Borrower’s Indebtedness to Lender under this Agreement and the other Loan Documents; (b) Indebtedness existing on the Effective Date which is shown by Borrower on the Perfection Certificate; (c) Subordinated Debt; (d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business; (e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; (f) Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder; (g) without duplication, Indebtedness that constitutes a Permitted Investment under clause (f) of the definition of Permitted Investments; (h) Other unsecured Indebtedness not to exceed One Hundred Fifty Thousand Dollars ($150,000) in aggregate principal amount at any time; and (i) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (j) above, provided that the principal amount thereof is not increased or the

36 terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be. “Permitted Investments” are: (a) Investments (including, without limitation, Subsidiaries) existing on the Effective Date which are shown on the Perfection Certificate; (b) Investments consisting of Cash Equivalents; (c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower; (d) Investments consisting of Deposit Accounts (but only to the extent that Borrower is permitted to maintain such accounts pursuant to Section 6.9) in which Lender has a first priority perfected security interest; (e) Investments accepted in connection with Transfers permitted by Section 7.1; (f) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; (g) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (g) shall not apply to Investments of Borrower in any Subsidiary; (h) other Investments not otherwise permitted by Section 7.7 not exceeding Fifty Thousand Dollars ($50,000) in the aggregate outstanding; and (i) Investments in entities deemed strategic and approved by the Board of Borrower, provided, that Borrower remains in compliance with the covenants set forth in Section 6.10(a) immediately following the consummation of the transactions effectuating such Investments and such investment does not cause an Event of Default to occur. “Permitted Liens” are: (a) Liens existing on the Effective Date which are shown on the Perfection Certificate or arising under this Agreement or the Loan Documents; (b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on Borrower’s Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder; (c) purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing an aggregate amount does not exceed five percent (5%) of the total aggregate outstanding principal on the Credit Extensions, or (ii) existing on Equipment when acquired by Borrower, if the Lien is confined to the property and improvements and the proceeds of the Equipment; (d) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Borrower’s Inventory, securing liabilities in the aggregate amount not to exceed One Hundred Thousand Dollars ($100,000) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

37 (e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA); (f) non-exclusive licenses of Intellectual Property granted to third parties in the ordinary course of business; (g) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7; (h) Liens in favor of other financial institutions arising in connection with Borrower’s Deposit and/or Securities Accounts held at such institutions, provided that (i) Lender has a first priority perfected security interest in the amounts held in such Deposit and/or Securities Accounts, to the extent required pursuant to Section 6.9 and (ii) such Accounts are permitted to be maintained pursuant to Section 6.9; and “Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency. “Powertrain” means the drivetrain of a vehicle including all of its auxiliary components including, without limitation, the motor, transmission, converters, chargers, batteries, wire harnesses, controller hardware and software, necessary brackets, supports and protection and electrification of all major subsystems. “Prepaid Expenses” is on any day, under GAAP, the prepaid expenses on Borrower’s consolidated balance sheet. “Qualifying Customer” means (a) any United States Person that has an Investment-Grade Credit Rating; (b) any United States Person that does not have an Investment-Grade Credit Rating, so long as the total Eligible Accounts and the Eligible Order Backlog attributable such Persons makes up no more than fifteen percent (15%) of the Borrowing Base; and (c) any foreign Person with a market capitalization on a United States stock exchange above Two Billion Dollars ($2,000,000,000) so long as the total Eligible Accounts and the Eligible Order Backlog attributable such Persons makes up no more than thirty percent (30%) of the Borrowing Base. In each case if the customer is a leasing company, a special purpose financing company, or a dealer who does not meet the forgoing requirements, in such case it is the credit rating of the final user that may be taken into account; in each such case, Borrower shall submit a request to Lender providing both the customer’s and final user’s credit rating information, which Lender must approve or decline within five (5) Business Days. “Qualifying Order” means each of Borrower’s Powertrain orders that meet the following criteria: (i) binding written order from a Qualifying Customer; (ii) delivery time within nine (9) months of order date; if order with staggered deliveries, only deliveries within nine (9) months count in Eligible Order Backlog; (iii) only orders where Borrower retains control of the Powertrain (meaning Borrower has the ability to shut off the Powertrain system if the customer does not pay) until customer has made its final payment; and (iv) order value over One Hundred Thousand Dollars ($100,000); provided, that Lender may, at its sole discretion, waive any of the above conditions for any specific order. “Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31. “Recoverable Value” means the amount equal to (i) Ending Cash plus (ii) eighty-five percent (85%) multiplied by Ending Accounts Receivable plus (iii) seventy percent (70%) of Inventory allocated to Qualifying Orders plus ten percent (10%) of the non-allocated Inventory plus (iv) twenty-five percent (25%) multiplied by Prepaid Expenses plus (v) twenty-five percent (25%) multiplied by Fixed Assets plus (vi) Expected Backlog Margin minus (vii) Accounts Payable minus (viii) Other Current Liabilities (excluding customer deposits).

38 “Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made. “Release” means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment (including ambient air, surface water, groundwater, and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or property. “Remedial Action” is defined in Section 6.10(b). “Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower. “Restricted License” is any material license or other similar agreement with respect to which Borrower is the licensee of Intellectual Property (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or other similar agreement or any other property, or (b) for which a default under or termination of could interfere with Lender’s right to sell any material Collateral. “Review Period” is defined in Section 2.10. “SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority. “Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made. “Security Interest” is defined in Section 4.1. “Shell Foundation Loan” means the Indebtedness of Borrower under that certain Facility Agreement, dated as of March 3, 2015, as amended, by and between Borrower and Shell Foundation. “Specified Affiliate” is any Person (a) more than ten percent (10.0%) of whose aggregate issued and outstanding equity or ownership securities or interests, voting, non-voting or both, are owned or held directly or indirectly, beneficially or of record, by Borrower, and/or (b) whose equity or ownership securities or interests representing more than ten percent (10.0%) of such Person’s total outstanding combined voting power are owned or held directly or indirectly, beneficially or of record, by Borrower. “Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Lender (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Lender entered into between Lender and the other creditor), on terms acceptable to Lender. “Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower. “Term Loan” and “Term Loans” are each defined in Section 2.2(a).

39 “Term Loan Maturity Date” shall be (i) for each Term Loan where the Funding Date occurs prior to twenty-four (24) months following the Effective Date, five (5) years from the Funding Date of such Term Loan; or (ii) for each Term Loan where the Funding Date occurs after twenty-four (24) months following the Effective Date, the earlier of (A) three (3) or five (5) years from the Funding Date of such Term Loan at Borrower’s election and as set forth in the Loan Request for such Term Loan or (B) the Loan Maturity Date. “Term Loan Final Payment” is for each Term Loan, a payment (in addition to and not a substitution for the regular Quarterly payments of accrued interest) due on the earliest to occur of (a) the Term Loan Maturity Date for such Term Loan, or (b) the acceleration of such Term Loan pursuant to Section 2.2(c), equal to the original aggregate principal amount of such Term Loan plus any unpaid accrued interest for such Term Loan. “Total Commitment” means an amount equal to the Initial Commitment plus, if applicable, the Additional Commitment funded by Lender. “Total Equity” is on any day, under GAAP, the total assets on Borrower’s consolidated balance sheet. “Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks. “Transfer” is defined in Section 7.1. “Warrant Units” means the limited liability company interests for which the Warrants may be exercised. “Warrants” means collectively, the Warrant to Purchase Series C Preferred Units of the Borrower and the Warrant to Purchase either Series C Preferred Units or Common Units of the Borrower, each between the Borrower and Lender, and each dated as of the Effective Date, each as the same may be amended, modified, supplemented and/or restated from time to time. “Working Capital Line” is a revolving credit loan (or revolving credit loans). “Working Capital Line Final Payment” is for each Working Capital Loan, a payment (in addition to and not a substitution for the regular Quarterly payments of accrued interest) due on the earliest to occur of (a) the Working Capital Loan Maturity Date for such Working Capital Loan, or (b) the acceleration of such Working Capital Loan pursuant to Section 2.3(c), equal to the original aggregate principal amount of such Working Capital Loan plus any unpaid accrued interest for such Working Capital Loan. “Working Capital Loan” or “Working Capital Loans” is defined in Section 2.3(a). “Working Capital Line Maturity Date” shall be, for each Working Capital Loan, the earlier of (A) twelve (12) months from the Funding Date such Working Capital Loan, subject to Quarterly extensions upon ninety (90) days prior written notice from Borrower, or (B) the Loan Maturity Date provided, that such extensions shall not cause the Working Capital Line Maturity Date to exceed five (5) years from the Funding Date of such Working Capital Loan. [Signature page follows.]

DocuSign Envelope ID: 2AB00132-7C56-4503-A73D-BFA279D687C4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

Lightning Hybrids, LLC

DocuSigned by:
Tim Reeser
By ________ CD4C4EB63ACA4A8
Name: Tim Reeser
Title: Chief Executive Officer

LENDER:

Cupola Infrastructure Income Fund, L.L.L.P.

By Michael D Bergmann
Name: Michael D. Bergmann
Title: Vice President of the General Partner

Signature Page to Loan and Security Agreement

Execution Version E-5 Schedule 1 SUMMARY OF CREDIT EXTENSIONS Term Loans: Funding Date Maturity Date Interest Rate 1 Principal Amount Series C Preferred or Common Units Exercisable under the Warrant* 1 Interest rate is subject to adjustment pursuant to the Agreement. Working Capital Loans: Funding Date Maturity Date Interest Rate Principal Amount Series C Preferred or Common Units Exercisable under the Warrant* * Warrant calculations are provided for informational purposes only and subject to the terms and conditions set forth in the Warrant.

Schedule 1 Schedule 2 AGGREGATE LOAN PAYMENT SCHEDULE

A-1 EXHIBIT A COLLATERAL DESCRIPTION The Collateral consists of all of Borrower's right, title and interest in and to the following property: All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, Deposit Accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and all Borrower's Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing. Notwithstanding the foregoing, the Collateral does not include: (i) property subject to a Lien described in clause (c) of the definition of Permitted Liens to the extent that the terms governing such Permitted Lien prohibit a security interest in such property in favor of Lender, provided that upon the termination of such restrictions, such property shall be subject to the security interested granted herein and shall be deemed part of the Collateral; (ii) more than sixty-five percent (65%) of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Borrower of any Foreign Subsidiary which shares entitle the holder thereof to vote for directors or any other matter; and (iii) any Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property. If a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Lender's security interest in such Accounts and such other property of Borrower that are proceeds of the Intellectual Property. Pursuant to the terms of a certain negative pledge arrangement with Lender, Borrower has agreed not to encumber any of its Intellectual Property without Lender's prior written consent.

B-1 EXHIBIT B FORM OF COMPLIANCE STATEMENT TO: Cupola Infrastructure Income Fund, L.L.L.P. Date: FROM: Lightning Hybrids LLC Under the terms and conditions of the Loan and Security Agreement between Borrower and Lender (the “Agreement”), Borrower is (i) in complete compliance for the period ending _______________ with all required covenants, (ii) there are no Events of Default; (iii) all representations and warranties in the Agreement and the other Loan Documents are true and correct on this date except that those representations and warranties expressly referring to a specific date shall be true, accurate and complete as of such date; (iv) Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower; and (v) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Lender. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement. Please indicate compliance status by circling Yes/No under “Complies” column. Reporting Covenants Required Complies Monthly Statements, Borrowing Base Statement, Financial Projections and a detailed accounts receivable ledger report Monthly within 15 Business Days of month end Yes No Quarterly financial statements (unaudited) Quarterly within 15 Business Days of Quarter end Yes No Annual financial statements (CPA Audited; commencing with the fiscal year ending on December 31, 2019) FYE within 180 days Yes No Eligible Account Ages Monthly within 30 days Yes No Borrower’s Board approved financial projections FYE within 30 days and as amended/updated Yes No Other Matters Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of such amendment or changes with this Compliance Statement Yes No Have there been any (i) any material change in the composition of Borrower’s Intellectual Property, (ii) the registration of any copyright, including any subsequent ownership right of Borrower in or to any registered copyright, patent or trademark not shown in the Perfection Certificate, and (iii) Borrower’s knowledge of an event that could reasonably be expected to materially and adversely affect the value of its Intellectual Property Yes No The following are the exceptions with respect to the statements above: (If no exceptions exist, state “No exceptions to note.”)

B-2 ----------------------------------------------------------------------------------------------------------------------------- -------------------- --------------------------------------------------------------------------------------------------------------- ---------------------------------- ----------------------------------------------------------------------------------------------------------------------------- -------------------- Lightning Hybrids LLC By: ____________________________________ Name: Title: Authorized Signor

C-1 EXHIBIT C FORM OF LOAN REQUEST Request Date: Borrower: Lightning Hybrids LLC Lender: Cupola Infrastructure Income Fund, L.L.L.P. Loan Type: Principal Amount: Interest Rate: Funding Date: Maturity Date: Borrowing Base on Funding Date: Aggregate Credit Extensions outstanding and requested: Lender and Borrower have entered in the Loan and Security Agreement dated October 10, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement. All Borrower’s representations and warranties in the Loan Agreement are true, correct and complete in all respects on the date of this request for a Credit Extension and all the conditions set forth in Section 3.2 of the Loan Agreement shall be satisfied on and as of the Funding Date. Borrower requests that Lender make a Credit Extension pursuant to this Request and Lender agrees to make such Credit Extension, subject to the terms and conditions of this request and the Loan Agreement. Attached as Exhibit A to this Credit Extension request is a schedule of expected payments for the requested Credit Extension. Attached as Exhibit B to this Credit Extension request is a Borrowing Base Statement supporting the request. IN WITNESS WHEREOF, the undersigned, in his/her capacity as a Responsible Officer of the Borrower, has executed this certificate for and on behalf of the Borrower and has caused this certificate to be delivered this ____ day of _____________. Lightning Hybrids LLC By: ____________________________________ Name: Title: Authorized Signor ACKNOWLEDGED AND AGREED: Cupola Infrastructure Income Fund, L.L.L.P. By: ________________________ Name: Title:

D-2 EXHIBIT A TO LOAN REQUEST Loan Payment Schedule Payment Date Total Payment on this Date Amount of Interest to be Paid this Date Amount of Principal to be Paid this Date Outstanding Principal Balance This Date

D-3 EXHIBIT B TO LOAN REQUEST Borrowing Base Statement (to be attached in the form of Exhibit E to the Agreement)

D-1 601098894.1 601161634.1 EXHIBIT D FORM OF FINANCIAL PROJECTIONS Recoverable Value: Recovery Factor Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Comments Ending Cash 100% Ending Accounts Receivable 85% Inventory (Used for Backlog) 70% Inventory (Non- Backlog) 10% Prepaid Expenses 25% Fixed Assets 25% Expected Backlog Margin 100% Less: Accounts Payable 100% (___) (___) (___) (___) (___) (___) Less: Other Accrued 100% (___) (___) (___) (___) (___) (___)

D-2 Liabilities Recoverable Value: Projections: BALANCE SHEET Actual – Q1 2019 Actual – Q2 2019 Forecast – Q3 2019 Forecast – Q4 2019 Forecast – Q1 2020 Forecast – Q2 2020 Cash (Balance) Receivables Inventory Prepaid Expenses Net Fixed Assets TOTAL ASSETS Payables Other Current Liabilities Deferred Income Customer Deposits Other Current Debt Debt & Long Term Liabilities

D-3 TOTAL LIABILITIES Capital Retained Earnings Earnings TOTAL EQUITY LIABILITIES+EQUITY FUNDING: Equity Notes Payable Other Long Term Debt EBITDA TOTAL BACKLOG GROSS MARGIN % EQUITY MONTHS LIQUIDITY RATIO:

D-4 AMG Term Loan AMG Working Capital Line of Credit Total AMG Debt Ending Cash Ending Accounts Receivable Recoverable Inventory (37.5%) Recoverable Prepaid (25%) Sale of Fixed Assets (25%) Margin on Ending Backlog Less: Accounts Payable Less: Other Current Liabilities Total AMG Debt

D-5 Surplus or Deficit

E-1 EXHIBIT E FORM OF BORROWING BASE STATEMENT Reference is made to the Loan and Security Agreement dated as of October 10, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and between Lightning Hybrids LLC (“Borrower”) and Cupola Infrastructure Income Fund, L.L.L.P. Each capitalized term used but not defined herein has the meaning given to it in the Loan Agreement. Pursuant to the Loan Agreement, the undersigned, in his/her capacity as a Responsible Officer of the Borrower, certifies, as of the close of business for the fiscal month ended [ ], 20[ ], as follows: 1. The Borrowing Base was $[ ]. Exhibit A attached hereto sets forth a true and accurate calculation of such Borrowing Base. 2. Attached hereto as Exhibit B is the Eligible Order Backlog. 3. Attached hereto as Exhibit C is a detail ledger of Eligible Accounts. 4. Attached hereto as Exhibit D are the Financial Projections. IN WITNESS WHEREOF, the undersigned, in his/her capacity as a Responsible Officer of the Borrower, has executed this certificate for and on behalf of the Borrower and has caused this certificate to be delivered this ____ day of _____________. Lightning Hybrids LLC By: ____________________________________ Name: Title: Authorized Signor

E-2 EXHIBIT A TO BORROWING BASE CERTIFICATE CALCULATION OF THE BORROWING BASE 1. Eligible Order Backlog (see Exhibit B hereto) $_____________ 2. Item 1 divided by 2.5 (or 2.0*) $_____________ 3. Eligible Accounts (see Exhibit C hereto) $_____________ 4. Item 3 divided by 2 (or 1.5*) $_____________ 5. Recoverable Value (see Exhibit D hereto) $_____________ 6. Sum of Item 2 plus Item 4 $_____________ 7. Borrowing Base: Lesser of Item 5 or Item 6 $_____________ * For calculations in any Quarter after Borrower’s EBITDA is positive for three consecutive fiscal year Quarters.

E-3 EXHIBIT B TO BORROWING BASE CERTIFICATE Eligible Order Backlog Spreadsheet End Customer / Ultimate Customer Address Order Date Credit Rating: D&B Total Order Amount to be Shipped in Next 9 Months Deposit Received State Incentives Prepayments Net Customer Payment Non – Qualifying Order Amount * Qualifying Order Amount** S&P: Moody’s: D&B: - Paydex Score: - Viability Score: - Delinquency Predictor: QUALIFY: S&P: Moody’s: D&B: - Paydex Score: - Viability Score: - Delinquency Predictor:

E-2 QUALIFY: Total: *The Non-Qualifying Order Amount plus the Non-Qualifying Account Amount set forth on Exhibit C is capped at 15% of the Borrowing Base. ** State Incentives to be included at Lender’s discretion.

E-4 EXHIBIT C TO BORROWING BASE CERTIFICATE Eligible Accounts Spreadsheet End Customer / Ultimate Customer Address Delivery Date Credit Rating: D&B Delinquency Status (> 90 Days) Total Order Amount Prior Payments Received Net Customer Payment Non – Qualifying Account Amount* Qualifying Account Amount S&P: Moody’s: D&B: - Paydex Score: - Viability Score: - Delinquency Predictor: QUALIFY: S&P: Moody’s: D&B: - Paydex Score: - Viability Score: - Delinquency Predictor:

E-2 QUALIFY: Total: *The Non-Qualifying Account Amount plus the Non-Qualifying Order Amount set forth on Exhibit B is capped at 15% of the Borrowing Base

E-4 EXHIBIT D TO BORROWING BASE CERTIFICATE Financial Projections (to be attached in the form of Exhibit D to the Agreement)

WSGR 9.30.2019 F-1 EXHIBIT F FORM OF PERFECTION CERTIFICATE [__________], 2019 Reference is hereby made to that certain Loan and Security Agreement, dated as of October 10, 2019 (the “Loan and Security Agreement”), between Cupola Infrastructure Income Fund, L.L.L.P. (“Lender”) and Lightning Hybrids, LLC (“Borrower”). Capitalized terms used but not defined herein have the meanings assigned in the Loan and Security Agreement, as applicable, unless otherwise noted herein. As used herein, the term “Company” means Borrower. The undersigned hereby certifies to the Lender as follows: 1. Name. (a) The exact legal name of the Company, as such name appears in its certificate of formation or any other organizational document, is set forth in Schedule 1(a). The Company is (i) the type of entity disclosed next to its name in Schedule 1(a) and (ii) a registered organization within the meaning of the UCC except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) is the organizational identification number, if any, of the Company, the Federal Taxpayer Identification Number of the Company, and the jurisdiction of formation of the Company. (b) Set forth in Schedule 1(b) is a list of any other corporate or organizational names the Company has had in the past five years, together with the date of the relevant change. (c) Set forth in Schedule 1(c) is a list of all other names used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, in the past five years. Except as set forth in Schedule 1(c), the Company has not changed its jurisdiction of organization at any time during the past five years. 2. Beneficial Ownership. Attached hereto as Schedule 2 is a true and correct list of each of all of the authorized, and the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests of the Company and its Subsidiaries and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests setting forth the percentage of such equity interests pledged under the Loan and Security Agreement or any other form of agreement. 3. Current Locations. The chief executive office and places of business of the Company are located at the addresses set forth in Schedule 3. 4. Extraordinary Transactions. Except for those purchases, acquisitions, and other transactions described in Schedule 1(c) or Schedule 4, in the past five years, all Collateral has been originated by the Company in the ordinary course of business or consists of goods that have been acquired by the Company in the ordinary course of business. 5. Schedule of Filings. Attached hereto as Schedule 5 is a schedule of (i) the appropriate filing offices for filings set forth in Schedule 6 and (ii) the appropriate filing offices for the filings described in Schedule 9(c). 6. Permitted Liens. Attached hereto as Schedule 6 is a true and correct list of all Liens existing on the Effective Date. 7. Permitted Indebtedness. Attached hereto as Schedule 7 is a true and correct list of all Indebtedness existing on the Effective Date.

F-2 8. Permitted Investments. Attached hereto as Schedule 8 is a true and correct list of all Investments existing on the Effective Date. 9. Intellectual Property. (a) Attached hereto as Schedule 9(a) is a schedule setting forth all of the Company’s United States Patents and Trademarks (each as defined in the Loan and Security Agreement) applied for or registered with the United States Patent and Trademark Office in the name of the Company, including the name of the registered owner or applicant and the registration, application or publication number, as applicable, of each registered or applied for United States Patent or Trademark owned by the Company. (b) Attached hereto as Schedule 9(b) is a schedule setting forth all of the Company’s United States Copyrights (each as defined in the Loan and Security Agreement), applied for or registered with the United States Copyright Office, including the name of the registered owner and the registration number of each registered or applied for United States Copyright owned by the Company. (c) Attached hereto as Schedule 9(c) is a schedule setting forth all Restricted Licenses in which the Company is listed as a licensee. 10. Commercial Tort Claims. Attached hereto as Schedule 10 is a true and correct list of all commercial tort claims held by the Company, including a brief description thereof. 11. Collateral Accounts. Attached hereto as Schedule 11 is a true and correct list of all collateral accounts maintained by the Company, including the name and address of the bank or financial institution, the type of account, and the account number. 12. Deposit Accounts. Attached hereto as Schedule 12 is a true and correct list of all deposit accounts maintained by the Company, including the name and address of the bank or financial institution, the type of account, and the account number. 13. Subordination and Intercreditor Agreements. Attached hereto as Schedule 13 is a true and correct list of any and all subordination agreements, intercreditor agreements or other similar agreements by the Company. [The Remainder of this Page has been intentionally left blank]

Signature Page – Perfection Certificate F-3 IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the date first written above. LIGHTNING HYBRIDS, LLC By: Name: Title:

F-4 Schedule 1(a) Legal Names, Etc. Legal Name Type of Entity Organizational Number Federal Taxpayer Identification Number State of Formation

F-5 Schedule 1(b) Prior Organizational Names Company Prior Name Date of Change

F-6 Schedule 1(c) Changes in Corporate Identity; Other Names Company Action Date of Action State of Formation List of All Other Names Used During the Past Five Years

F-7 Schedule 2 Beneficial Ownership Current Legal Entities Owned Record Owner Certificate No. No. Shares/Interest Percent Pledged

F-8 Schedule 3 Chief Executive Office and Places of Business Company Address County State

F-9 Schedule 4 Transactions Other Than in the Ordinary Course of Business

F-10 Schedule 5 Filings/Filing Offices Type of Filing Entity Applicable Collateral Document Filing Office

11 F- Schedule 6 Permitted Liens

F-12 Schedule 7 Permitted Indebtedness 1. Promissory Notes: Entity Principal Amount Date of Issuance Interest Rate Maturity Date Pledged [Yes/No] 2. Chattel Paper: Description Pledged [Yes/No] 3. Other: Description Pledged [Yes/No]

13 F- Schedule 8 Permitted Investments

F-14 Schedule 9(a) Patents and Trademarks UNITED STATES PATENTS: Registrations: Applications: OTHER PATENTS: Registrations: Applications: UNITED STATES TRADEMARKS: Registrations: Applications:

F-15 Schedule 9(b) Copyrights UNITED STATES COPYRIGHTS Registrations: Applications:

F-16 Schedule 9(c) Restricted Licenses Patent Licenses: Trademark Licenses: Copyright Licenses:

17 F- Schedule 10 Commercial Tort Claims

F-18 Schedule 11 Collateral Accounts Bank Account # Account Owner

F-19 Schedule 12 Deposit Accounts Bank Account # Account Owner

F-20 Schedule 13 Subordination Agreements and Intercreditor Agreements